Exhibit 10.27
AMENDMENT NO. 3
TO
TRADEMARK LICENSE AGREEMENT
THIS AMENDMENT TO TRADEMARK LICENSE AGREEMENT is made and entered into on this 14th day of January, 2011 by and among SPTC DELAWARE, LLC, a Delaware limited liability company (as assignee of SPTC, Inc., a Delaware corporation) (“SPTC”) and SOTHEBY’S, a Delaware corporation, as successor by merger to SOTHEBY’S HOLDINGS, INC., a Michigan corporation (“Holdings”), on the one hand, and REALOGY CORPORATION, a Delaware corporation, as successor to CENDANT CORPORATION, a Delaware Corporation (“Parent”) and SOTHEBY’S INTERNATIONAL REALTY LICENSEE CORPORATION (f/k/a Monticello Licensee Corporation), a Delaware corporation (“Licensee”). Capitalized terms used herein and not defined herein shall have the meaning ascribed to such terms in the License Agreement (as defined below).
WHEREAS, SPTC, Holdings, Parent and Licensee entered into that certain Trademark License Agreement on February 17, 2004, as amended (the “License Agreement”); and
WHEREAS, the parties hereby desire to amend the License Agreement to add the country of Australia to the Territory on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
1. Addition of Australia to the Territory. The country of Australia is hereby added to the Territory.
1.1 Amendment of Schedule C. Schedule C is hereby amended by adding the country of Australia as part of the Territory.
2. Sharing of Development Fees for Australia. In the event that an initial franchise fee or development fee (“Development Fee”) is paid to the Licensee Group in connection with the grant of a master franchise or subfranchise agreement for the country of Australia as permitted under Subsection 7.2(a) of the License Agreement, the Licensee Group shall pay to Licensor an amount equal to 75% of such Development Fees until Licensor is paid $500,000, and 25% of such Development Fees thereafter. All payments to Licensor shall be made on the 15th Business Day after the end of the calendar month in which such Development Fees are received by the Licensee Group.
3. Use of abbreviation SIR. The parties acknowledge that Licensor has approved the use of the abbreviation “SIR” in a mobile device application. Hereafter, the parties will memorialize any authorized future uses of the “SIR” abbreviation for products or services in writing (e-mail or otherwise) but such authorizations need not be included in a formal amendment to the License Agreement.
4. Miscellaneous.
3.1 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together shall constitute one and the same agreement.
3.2 Heading. The headings herein are for convenience purposes only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions of this Amendment.
3.3 License Agreement. This Amendment shall operate as an Amendment to the License Agreement. Except as expressly provided herein, the License Agreement is not amended, modified or affected by this Amendment, and the License Agreement and the rights and obligations of the parties hereto thereunder are hereby ratified and confirmed by the parties hereto in all respects.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

SPTC DELAWARE, LLC

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Vice President and Treasurer

SOTHEBY’S

By:	/s/ Henry Howard-Sneyd
Name:	Henry Howard-Sneyd
Title:	Executive Vice President

REALOGY CORPORATION

By:	/s/ Dave Weaving
Name:	Dave Weaving
Title:	Executive Vice President and Chief Administrative Officer

SOTHEBY’S INTERNATIONAL REALTY LICENSEE CORPORATION

By:	/s/ Dave Weaving
Name:	Dave Weaving
Title:	Authorized Person